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                                                                    Exhibit 10.2

                     FIRST AMENDMENT TO THE CREDIT AGREEMENT

         FIRST AMENDMENT, dated as of November 19, 2001, among R.J. REYNOLDS TOBACCO HOLDINGS, INC. (f/k/a/ RJR NABISCO, INC.), a Delaware corporation (the "Borrower") and lending institutions party to the Credit Agreement referred to below (this "Amendment"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :
                              - - - - - - - - - -


         WHEREAS, the Borrower, various lending institutions (the "Lenders") and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent") are parties to an Amended and Restated Credit Agreement, dated as of November 17, 2000 (the "Credit Agreement"); and

         WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:


I.  Amendments to the Credit Agreement.
    ----------------------------------

         1. Section 8.02(c) of the Credit Agreement is hereby amended by inserting the following text immediately after the text "provided that" appearing in said Section:

                  "(A) the Borrower and any of its Subsidiaries may contribute as a capital contribution or otherwise transfer to any of their respective Subsidiaries any assets of the Borrower or such Subsidiary (including cash, fixed assets and intellectual property but excluding capital stock of a Subsidiary Guarantor owned or held by such Person), so long as (i) no Default or Event of Default is then in existence or would result therefrom and (ii) the aggregate amount of all such contributions and transfers (taking the fair market value (as determined in good faith by senior management of the Borrower) of any non-cash assets so contributed or transferred) shall not exceed, when aggregated with the aggregate amount of all contributions made by the Borrower and any of its Subsidiaries to Persons other than Subsidiaries of the Borrower in reliance on clause (i) of Section 8.09 (taking the fair market value (as determined in good faith by senior management of the Borrower) of any non-cash assets so contributed), $175,000,000, (B) the Specified Acquisition may be consummated at any time prior to March 31, 2001 in accordance with the requirements of the definition thereof, so long as (i) no Default or Event of Default is then in existence or would result therefrom, (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, (iii) the aggregate consideration paid in connection therewith (including,

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         without limitation, the aggregate principal amount of any Indebtedness assumed, refinanced, incurred or issued in connection therewith and the value of any common stock of the Borrower issued as part of the purchase price therefor (determined using the closing trading price of such stock on the stock exchange on which the same is listed on the date prior to the Specified Acquisition)) does not exceed $350,000,000,
         (iv) there shall be (immediately after giving effect to the Specified Acquisition) no liabilities or obligations of the Specified Acquired Business of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, could reasonably be expected to have a material adverse effect on the operations, business, property, assets or financial condition of the Specified Acquired Business, and (v) the Borrower shall have delivered to the Administrative Agent an officer's certificate executed by a senior financial officer of the Borrower certifying compliance with the requirements of preceding clauses (i) though (iv), inclusive, and (C)".

         2. Section 8.04(d) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 8.04(d) in lieu thereof:

                  "(d) Indebtedness of (x) Reynolds Tobacco constituting reimbursement obligations in respect of Independent Litigation Bonds and (y) any Subsidiary Guarantor under, or under any guaranty of, Permitted Currency Agreements;".

         3. Section 8.05(vi) of the Credit Agreement is hereby amended by deleting the text "the Certified Acquired NGH Cash Amount" appearing in said Section and inserting the text "the remainder of the Certified Acquired NGH Cash Amount less the aggregate amount of the cash consideration paid in connection with the Specified Acquisition" in lieu thereof.

         4. Section 8.09 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 8.09 in lieu thereof:

                  "8.09 Investments. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation with, or purchase or acquire any stock of, or any other ownership or equity interest in, or make any capital contribution to, any other Person, except that (i) the Borrower and any of its Subsidiaries may contribute as a capital contribution to any other Person any assets of the Borrower or such Subsidiary (including cash, fixed assets and intellectual property but excluding capital stock of any Subsidiary Guarantor), so long as (x) no Default or Event of Default is then in existence or would result therefrom and (y) the aggregate amount of all such contributions pursuant to this clause (i) (taking the fair market value (as determined in good faith by senior management of the Borrower) of any non-cash assets so contributed) shall not exceed $175,000,000, (ii) the Specified Acquisition may be consummated in accordance with the requirements of clause (B) of the proviso appearing in Section 8.02(c), (iii) the AVOCA Asset Transfer (to the extent same takes the form of a capital contribution to a newly-formed Subsidiary of Reynolds Tobacco) shall be permitted, so long as the same is consummated in accordance with the requirements of clause (C) of the proviso to Section 8.02(c), (iv) any transaction described in (and expressly permitted pursuant to) clause (i), (ii) or
         (iii) of Section 8.02(a), the proviso appearing in Section


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         8.02(b) or Section 8.02(c) (other than any such transaction described in the proviso appearing in said Section) and (v) the Borrower and its Subsidiaries may acquire the capital stock or other equity interests of a Person that has theretofore been conducting a business, so long as such acquisition constitutes a Permitted Investment."

         5. The definition of "Consolidated Capital Expenditures" appearing in
Section 10 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately after the text "NGH Acquisition" appearing in said definition and (ii) inserting the following text immediately after the text "Investment Equities" appearing in said definition:

                  "and (D) the purchase price paid by the Borrower or any of its Subsidiaries in connection with the Specified Acquisition".

         6. The definition of "FSH" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text "and any successor thereto by merger, consolidation, reincorporation or otherwise" immediately after the text "limited liability company" appearing in said definition.

         7. The definition of "Permitted Currency Agreement" appearing in
Section 10 of the Credit Agreement is hereby amended by (i) inserting the text "and/or any Subsidiary Guarantor" immediately after the text "business by the Borrower" appearing in said definition and (ii) inserting the text "and so long as the entering into of any such Currency Agreement is a bona fide hedging activity and not for speculative purposes" immediately after the text "practices in the industry" appearing in said definition.

         8. The definition of "Specified Debt" appearing in Section 10 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately prior to the text "(iv)" appearing in said definition and inserting a comma in lieu thereof and (ii) inserting the text "and (v) Indebtedness owing by the Borrower to any Subsidiary to the extent (and only to the extent) such intercompany Indebtedness is subordinated to the Obligations of the Borrower under the Credit Documents on the same basis as intercompany Indebtedness owing by any Subsidiary Guarantor (and incurred in reliance on Section 8.04(i)) is subordinated to the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty pursuant to the Intercompany Subordination Agreement" immediately after the text "Supported CP" appearing in said definition.

         9. Section 10 of the Credit Agreement is hereby further amended by (i) deleting the definition of "Permitted Investment" appearing in said Section and
(ii) inserting the following new definitions in appropriate alphabetical order:

                           "Permitted Investment" shall mean the acquisition by the Borrower or any of its Subsidiaries of the capital stock or other equity interests of a Person that has theretofore been conducting a business to the extent that (i) all or substantially all of the


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         purchase price therefor would constitute Consolidated Capital
         Expenditures, (ii) after giving effect to such acquisition, the character of the business of the Borrower and its Subsidiaries taken as a whole has not been substantially altered from that conducted by the Borrower and its Subsidiaries taken as a whole on the Original Execution Date and (iii) such Person shall not be a Material Subsidiary after giving effect to such acquisition, unless such acquisition has been consented to in writing by the Senior Managing Agents or such Person becomes a Subsidiary Guarantor upon the consummation of such acquisition and takes all of the actions specified in clause (y)(II) of
         Section 8.02(c).

                  "Specified Acquired Business" shall mean the Person, product line or business acquired pursuant to the Specified Acquisition.

                  "Specified Acquisition" shall mean the acquisition by the Borrower or a direct or indirect Wholly-Owned Subsidiary of the Borrower of all of the capital stock of, or all or substantially all of the assets of, a Person conducting a tobacco-related business prior to March 31, 2001.

II.  Miscellaneous Provisions.
     ------------------------

         1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of the Credit Agreement, and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the date hereof and on the First Amendment Effective Date (as defined below), both before and after giving effect to this Amendment.

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall become effective as of the date first written above on the date (the "First Amendment Effective Date") when the Borrower and Lenders constituting Required Lenders under the Credit Agreement shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case L.L.P., 1155 Avenue of the Americas, New York, New York 10036, Attention: Sarah Jackel (Facsimile No.: (212) 354-8113). After transmitting its executed signature page to White & Case L.L.P. as provided above, each of the Lenders shall deliver executed hard copies of this Amendment to White & Case L.L.P.,
Attention: Sarah Jackel at the address provided above.


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                  R.J. REYNOLDS TOBACCO HOLDINGS, INC.


                                  By /s/ Lynn L. Lane
                                     -------------------------------------------
                                     Title: SVP & Treasurer



                                  LEAD AGENTS
                                  -----------


                                  THE CHASE MANHATTAN BANK,
                                    Individually, as Administrative Agent and as Senior Managing Agent



                                  By: /s/ Robert T. Sacks
                                      ------------------------------------------
                                      Name: Robert T. Sacks
                                      Title: Managing Director



                                  CREDIT SUISSE FIRST BOSTON,
                                    Individually and as Syndication Agent and Senior Managing Agent



                                  By: /s/ David W. Kratovil
                                      ------------------------------------------
                                      Name: David W. Kratovil
                                      Title: Director



                                  By: /s/ John D. Lewis
                                      ------------------------------------------
                                      Name: John D. Lewis
                                      Title: Associate





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                                  CITIBANK, N.A., Individually and as
                                    Syndication Agent and Senior Managing Agent



                                  By: /s/ Thomas F. Bruscino
                                      ------------------------------------------
                                      Name: Thomas F. Bruscino
                                      Title: Vice President



                                  MANAGING AGENT
                                  --------------


                                  THE BANK OF NOVA SCOTIA



                                  By: /s/ William E. Zarrett
                                      ------------------------------------------
                                      Name: William E. Zarrett
                                      Title: Managing Director



                                  CO-AGENTS
                                  ---------


                                  THE BANK OF NEW YORK



                                  By: /s/ Kenneth R. McDonnell
                                      ------------------------------------------
                                      Name: Kenneth R. McDonnell
                                      Title: AVP



                                  THE FUJI BANK, LIMITED


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


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                                  CREDIT LYONNAIS, NEW YORK BRANCH



                                  By: /s/ Scott R. Chappelka
                                      ------------------------------------------
                                      Name: Scott R. Chappelka
                                      Title: Vice President



                                  PARTICIPANTS
                                  ------------


                                  WACHOVIA BANK, N.A.



                                  By: /s/ Michael H. Trainor
                                      ------------------------------------------
                                      Name: Michael H. Trainor
                                      Title: Vice President



                                  NORDDEUTSCHE LANDESBANK GIROZENTRALE,
                                    NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH



                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                  ERSTE BANK



                                  By: /s/ John Fay
                                      ------------------------------------------
                                      Name: John Fay
                                      Title: Vice President



                                  By: /s/ John S. Runnion
                                      ------------------------------------------
                                      Name: John S. Runnion
                                      Title: Managing Director

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                                  CITY NATIONAL BANK OF NEW JERSEY



                                  By: /s/ Edward R. Wright
                                      ------------------------------------------
                                      Name: Edward R. Wright
                                      Title: Senior Vice President and
                                             Chief Financial Officer



                                  SOCIETE GENERALE



                                  By: /s/ Sarah Nichols
                                      ------------------------------------------
                                      Name: Sarah Nichols
                                      Title: Vice President



                                  FLEET NATIONAL BANK


                                  By: /s/ Kevin Kearns
                                      -----------------------------------------
                                      Name: Kevin Kearns
                                      Title: Managing Director